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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 9, 2007
                        (Date of earliest event reported)


                          ----------------------------

                              PIER 1 IMPORTS, INC.
               (Exact name of registrant as specified in charter)


            Delaware                  1-7832                 75-1729843
 (State or other jurisdiction of   (Commission             (IRS Employer
 incorporation or organization)     File Number)         Identification No.)

                                100 Pier 1 Place
                             Fort Worth, Texas 76102
                     (Address of principal executive offices
                                  and zip code)

                                 (817) 252-8000
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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Item 5.02    Departure of Directors or Certain Officers; Election of Directors;
             Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


             (e) Pursuant to sections 4(d) and 4(e) of the employment agreement dated February 19, 2007 between Alexander W. Smith, Chief Executive Officer and President, and Pier 1 Imports, Inc. (the "Company"), the parties agreed that, among other things, Mr. Smith would receive all perquisites which the Company provides to its senior executives, including participation in the Company's 1995 supplemental retirement plan at the same level as Mr. Smith's accrued benefits at present value under the supplemental executive retirement plan of his former employer, or, if it were unable to do so, the Company would provide Mr. Smith with a mutually agreeable substitute of equivalent value.

                    Effective November 9, 2007, based on a recommendation of the Compensation Committee, and approval of such recommendation by the Board (other than Mr. Smith), Mr. Smith and the Company entered into a participation agreement for Mr. Smith to participate in the Pier 1 Imports, Inc. Supplemental Retirement Plan (the "Plan"). The Plan is described in detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on May 24, 2007, which description is incorporated by reference herein. Pursuant to the participation agreement, which is attached as an exhibit, Mr. Smith has entered the Plan as of the date of his employment agreement, has been credited with certain Years of Plan Participation and Years of Credited Service (as both terms are defined in the Plan) and has been granted the right to elect from payment options for his accrued benefit. Mr. Smith's participation in the Plan and the calculation of his benefits under the Plan will not be subject to the Plan's cap on supplemental retirement benefits paid annually to any participant in the Plan. Except as otherwise set forth in the participation agreement, Mr. Smith's participation in the Plan is subject to all of the terms of the Plan.


Item 9.01    Financial Statements and Exhibits.

             (d) Exhibits.

             10.1 Participation Agreement dated November 9, 2007 by and between Alexander W. Smith and Pier 1 Imports, Inc.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PIER 1 IMPORTS, INC.


Date: November 9, 2007                 By:  /s/ Michael A. Carter
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                                            Michael A. Carter, Senior Vice
                                            President and General Counsel